Exhibit 99.1


     Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


April 28, 1995                           SPELLING ENTERTAINMENT INC.


                                         By:  /s/  Thomas P. Carson
                                             ---------------------------------
                                             Name:   Thomas P. Carson
                                             Title:  Executive Vice President




                                          PVI TRANSMISSION INC.


                                          By:  /s/ Mark Rosenthal
                                              --------------------------------
                                              Name:  Mark Rosenthal
                                              Title: Co-President and
                                                     Secretary



                                       *
                         ----------------------------------------
                            Sumner M. Redstone, Individually



*By:  /s/ Philippe P. Dauman
    --------------------------------
    Philippe P. Dauman
    Attorney-in-Fact
    under the Limited Power of
    Attorney previously filed